HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401        HV-4824 - Group Variable Funding Agreements - The HART Program

333-114404        HV-4900 - Group Variable Funding Agreements - The HART Program

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Supplement dated May 14, 2014 to your Prospectus

FUND OBJECTIVE CHANGES

LIFEPATH® RETIREMENT PORTFOLIO - INVESTOR A SHARES

LIFEPATH 2020 PORTFOLIO® - INVESTOR A SHARES

LIFEPATH 2030 PORTFOLIO® - INVESTOR A SHARES

LIFEPATH 2040 PORTFOLIO® - INVESTOR A SHARES

Effective on July 1, 2014, the investment objective for each of the above referenced Sub-Accounts is deleted and replaced with:

To seek to provide for retirement outcomes based on quantitatively measured risk.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.